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                                                                    EXHIBIT 10.1

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                              OPTICAL SYSTEMS, INC.
                 STATEMENT OF WORK FOR PROJECT SUPPORT SERVICES

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This Statement of Work for Project Support Services ("STATEMENT OF WORK") is
made and entered into this 27th day of October, 1997 ("EFFECTIVE DATE"), by and between Optical Systems, Inc., a Florida corporation with a place of business at Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08818 ("OSI"), and __________, a Delaware corporation with a place of business at ___________ ("CLIENT").

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DESCRIPTION OF PROJECT/SERVICES:

OSI shall provide all of the services, support, implementation and equipment described in the document entitled [Final Software Document Management Work Flow System] a copy of which is attached hereto and incorporated herein by reference (the "PROJECT DESCRIPTION") in accordance with the provisions set forth in this Statement of Work and in the Project Description.



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FEES: (Check One)
[ ] OSI shall provide up to ______ hours of services at the rate of $________ per hour to assist Client with the project described above.

[ ] OSI shall provide up to ______ days of services at the rate of $________ per hour to assist Client with the project described above.

[ ] OSI shall provide the software, certain hardware and services necessary to complete the project described above for a fixed fee of $__________.


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This Statement of Work for Project Support Services constitutes the entire agreement between OSI and Client with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the same subject matter. No modification, amendment or supplement to this Statement of Work shall be effective for any purpose unless agreed to in writing and signed by authorized representatives of OSI and Client.

BY SIGNING BELOW, CLIENT ACKNOWLEDGES AND AGREES THAT IT HAS READ THE TERMS AND CONDITIONS CONTAINED ON THE REVERSE SIDE OF THIS STATEMENT OF WORK AND AGREES TO BE BOUND BY SUCH TERMS AND CONDITIONS.

OPTICAL SYSTEMS, INC.
                                                    ----------------------------

By:                                                 By:
   --------------------------------                    -------------------------
      Authorized Signature                               Authorized Signature


Its:                                                Its:
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Date:                                               Date:
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PAYMENT OF INVOICES. Client acknowledges and agrees that it shall pay all OSI invoices within thirty (30) calendar days of the date of such invoice. If Client fails to remit payment within ten (10) calendar days following receipt of written notice of failure to pay within such thirty (30) calendar day period, OSI shall be entitled, in addition to any other rights and remedies that may be available to it under this Statement of Work, to suspend its performance hereunder and Client shall pay interest on all such amounts at the rate of two percent (2%) per month, or the highest rate permitted by applicable law, whichever is lower.

TAXES. Client shall pay all personal property, sales, use and other taxes (excluding taxes based upon OSI's net income) that are imposed as a result of the execution or performance of this Statement of Work. Any amount due from Client for taxes shall be paid directly by Client, where appropriate, or shall be reimbursed by Client upon payment thereof by OSI.

CLIENT'S RESPONSIBILITIES. In order to facilitate prompt and efficient completion of work, Client and its personnel shall cooperate fully with OSI and its personnel in all reasonable respects including, without limitation, providing information regarding Client's requirements, providing access to Client's facilities and systems and providing access to all appropriate Client personnel.

LIMITED WARRANTY. OSI represents and warrants that it shall perform the services required under this Statement of Work in accordance with industry standards and practices generally applicable to such services. In the event OSI fails to perform any services as provided herein, OSI's sole and exclusive obligation shall be to promptly take such action as may be reasonably necessary to correct such failure. This warranty shall remain in effect for a period of one (1) year following OSI's performance of any services hereunder. OSI MAKES NO OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SERVICES TO BE PERFORMED BY OSI OR ANY PRODUCTS THAT MAY RESULT THEREFROM. OSI DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

OSI represents that the warranty granted by the vendor(s) of the hardware purchased by OSI pursuant to this Statement of Work is capable of being and shall hereby be passed through and made available to Client as if Client were the direct customer of the hardware vendor(s). OSI further represents that the Deposit Agreement identified in EXHIBIT 1 by and between [______], and OSI dated _________ is in full force and effect and, provided Client continues to obtain software support and maintenance services from OSI, OSI shall be diligent in enforcing such Deposit Agreement for the benefit of Client. If OSI is entitled to receive the source code pursuant to the terms of the Deposit Agreement, OSI shall continue to maintain and support the software at no additional charge to Client, excluding applicable software support and maintenance fees.

TERM AND TERMINATION. This Statement of Work shall commence on the Effective Date and shall remain in effect until both parties have completed performance of their obligations under this Statement of Work, unless earlier terminated by a party for cause as provided below. The parties acknowledge and agree that the following events shall constitute a material breach of this Statement of Work ("EVENTS OF Default"): (a) failure of Client to pay any amount owed to OSI when due, provided that such failure is not cured within ten (10) calendar days following receipt of written notice of such failure; (b) OSI fails to correct the System within the timeframes described in "Acceptance Testing" of the Project Description; (c) failure of a party to perform any other material obligation under this Statement of Work that is not cured within thirty (30) calendar days following receipt of written notice of such failure; (d) the institution of bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against Client under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States or any state thereof, if such proceedings have not been dismissed or discharged within thirty (30) calendar days after they are instituted; and (e) appointment of a receiver for all or substantially all of Client's assets. Each party shall be excused from performing its obligations hereunder during any period of time when such party is prevented from performing its obligations as a result of the delay or non-performance of the other party.

Upon the occurrence of an Event of Default by or with respect to a party, subject to the terms of this Statement of Work, the non-defaulting party shall be entitled to: (a) suspend its performance hereunder; (b) declare this Statement of Work terminated; and/or (c) seek any and all rights and remedies that may be available to it at law and in equity. Any terms of this Statement of Work that would, by their nature, survive the expiration or termination of this Statement of Work, shall survive the expiration or termination of this Statement of Work.

OSI'S TOTAL LIABILITY TO CLIENT OR TO ANY THIRD PARTY FOR ANY CLAIMS THAT ARISE OUT OF OR RELATE IN ANY WAY TO THE TERMS OF THIS STATEMENT OF WORK, REGARDLESS OF THE FORM OF ACTION, WHETHER FOR BREACH OF CONTRACT, BREACH OF WARRANTY OR TORT (INCLUDING NEGLIGENCE), SHALL IN NO EVENT EXCEED THE AMOUNT ACTUALLY PAID BY CLIENT UNDER THIS AGREEMENT FOR THE SERVICES AND/OR SOFTWARE THAT GAVE RISE TO SUCH LIABILITY. OSI SHALL IN NO EVENT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE, SPECIAL OR SIMILAR DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF REVENUES, LOSS OF DATA, OR FOR COVER AND THE LIKE, EVEN IF OSI HAS BEEN ADVISED OF THE LIKELIHOOD OF THE OCCURRENCE OF SUCH DAMAGES.

INDEMNIFICATION. Each party shall indemnify, defend and hold harmless the other and such party's shareholders, directors, officers, employees, representatives, agents, successors and assigns, and shall pay any and all damages, costs and expenses (including reasonable attorneys' fees) incurred by such party as a result of, or arising out of, claims, suit, or demands of third parties for loss of life, personal injury and/or damage to real or tangible personal property, to the extent such loss or damage is caused by the gross negligence or willful or reckless conduct of the other party.

FORCE MAJEURE. Each party shall be excused from performance under this Statement of Work and shall have no liability to the other party for any period it is prevented from performing any of its obligations (other than payment obligations), in whole or in part, by an act of God, war, civil disturbance, court order, labor dispute, third party performance or nonperformance, or other cause beyond its reasonable control, including failures or fluctuations in electrical power, heat, light, or telecommunications, and such nonperformance shall not be a default under, or grounds for termination of, this Statement of Work. Notwithstanding the foregoing, if any of the above-enumerated circumstances prevent, hinder or delay performance of either party's obligations hereunder for more than ninety (90) calendar days, the party not prevented from performing may, at its option, terminate this Statement of Work without penalty or liability as of a date specified by such party in a written notice of termination to the other party.

GOVERNING LAW EXCLUSIVE JURISDICTION. This Statement of Work shall be governed by and enforced in accordance with the laws of the State of New Jersey. Any suit or proceeding arising from or relating in any way to the subject matter of this Statement of Work shall be brought only in the courts, state and federal, located in the City of New Brunswick, County of Middlesex, State of New Jersey, and the parties hereby consent to the exclusive personal jurisdiction and venue of such courts.

NOTICES. Any written notice required or permitted to be delivered pursuant to this Statement of Work shall be in writing and shall be deemed delivered: (a) upon delivery if delivered in person; (b) three (3) business days after deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid; (c) upon transmission if sent via telecopier, with a confirmation copy sent via overnight mail; or (d) one (1) business day after deposit with a national overnight courier, in each case addressed to the address set forth on the reverse side of this Statement of Work.

NON-SOLICITATION OF EMPLOYEES. During the term of this Statement of Work and for a period of one (1) year following the termination or expiration of this Statement of Work, Client shall not make an offer of employment to nor enter into a consulting relationship with any person employed by OSI that provided any services to Client during the preceding one (1) year period.

AGENCY. Neither party hereto shall make any representations or warranties or incur any liability on behalf of the other. Neither party is the agent, representative or partner of the other party.

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SEVERABILITY. If any provision of this Statement of Work is found by any court of competent jurisdiction to be invalid or unenforceable, the invalidity of such provision shall not affect the other provisions of this Statement of Work, and all provisions not affected by such invalidity shall remain in full force and effect.

WAIVER. The waiver of a breach or default in any of the provisions of this Statement of Work by a party shall not be construed as a waiver of any other breach or default. No delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder shall operate as a waiver in connection with any other breach or default.